UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2020

Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-34073 (Commission File Number)	31-0724920 (I.R.S. Employer Identification No.)

Registrant’s address: 41 South High Street, Columbus, Ohio 43287

Registrant’s telephone number, including area code:  (614) 480-2265

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 5.875% Series C Non-Cumulative, perpetual preferred stock)	HBANN	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.250% Series D Non-Cumulative, perpetual preferred stock)	HBANO	NASDAQ
Common Stock-Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On December 13, 2020, Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TCF Financial Corporation, a Michigan corporation (“TCF”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, TCF will merge with and into Huntington (the “Merger”), with Huntington continuing as the surviving corporation in the Merger (the “Surviving Corporation”).  Immediately following the Merger, TCF’s wholly owned banking subsidiary, TCF National Bank, will merge with and into Huntington’s wholly owned banking subsidiary, The Huntington National Bank (the “Bank Merger”), which will continue as the surviving bank in the Bank Merger.  The Merger Agreement was unanimously approved by the Board of Directors of each of Huntington and TCF.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of TCF (“TCF Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Huntington or TCF, will be converted into the right to receive 3.0028 shares of common stock (the “Exchange Ratio” and such shares, the “Merger Consideration”), par value $0.01 per share, of Huntington (“Huntington Common Stock”).  Holders of TCF Common Stock will receive cash in lieu of fractional shares.  At the Effective Time, each share of 5.70% Series C Non-Cumulative Perpetual Preferred Stock, no par value, of TCF outstanding immediately prior to the Effective Time will be converted into the right to receive a share of a newly created series of preferred stock of Huntington (the “New Huntington Preferred Stock”).

At the Effective Time, each outstanding TCF equity award granted under TCF’s equity compensation plans, other than unvested TCF restricted stock awards held by non-employee directors, will be converted into a corresponding award with respect to Huntington Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio.  Each such converted Huntington equity award will continue to be subject to the same terms and conditions as applied to the corresponding TCF equity award immediately prior to the Effective Time, except that, in the case of TCF restricted stock unit awards, the number of shares underlying the converted Huntington equity award will be determined with any performance goals deemed satisfied at the greater of the target and actual level of performance through the most recently completed calendar quarter prior to the Effective Time as reasonably determined by the Compensation Committee of the Board of Directors of TCF in the ordinary course consistent with past practice.  At the Effective Time, each outstanding unvested restricted stock award that is held by a non-employee director will vest and be converted into the right to receive the Merger Consideration in respect of each share of TCF Common Stock subject to such TCF restricted stock award immediately prior to the Effective Time.

The Merger Agreement also provides, among other things, that Huntington will take all appropriate action so that, as of the Effective Time, the number of directors constituting the Board of Directors of Huntington will be increased by five (5) for a total of eighteen (18) directors, and five (5) current directors of TCF designated by TCF will be appointed to the Board of Directors of Huntington, subject to the approval of the Board of Directors of Huntington (not to be unreasonably withheld), and one of such five (5) directors will not stand for re-election to the Board of Directors of Huntington at Huntington’s 2022 annual meeting of shareholders.  In addition, as of the effective time of the Bank Merger, Gary Torgow, TCF’s Executive Chairman, will be appointed as Chairman of the Board of Directors of The Huntington National Bank.  The Merger Agreement provides that, following the Effective Time, the meetings of the Board of Directors of Huntington and, following the effective time of the Bank Merger, the Board of Directors of The Huntington National Bank, will rotate between (i) Columbus, Ohio and (ii) Detroit, Michigan and Minneapolis, Minnesota.

The Merger Agreement provides that the Surviving Corporation will have dual headquarters for banking operations in Columbus, Ohio and Detroit, Michigan, with the headquarters of the Surviving Corporation’s consumer banking operations located in Columbus, Ohio, and the headquarters of the Surviving Corporation’s commercial banking operations located in Detroit, Michigan.  The Merger Agreement provides that the headquarters of the Surviving Corporation and the main office of The Huntington National Bank will be located in Columbus, Ohio.

Additionally, the Merger Agreement provides that at or prior to the consummation of the Merger, Huntington will contribute $50 million to establish a new Huntington Donor Advised Fund at the Community Foundation for Southeast Michigan, with such funds to be recommended and allocated by Gary Torgow and David T. Provost in a manner generally consistent with Huntington’s recommended charitable giving guidelines.

At the Effective Time, Huntington’s charter will also be amended to increase the number of authorized shares of Huntington Common Stock from 1.5 billion to 2.25 billion (the “Charter Amendment”).

The Merger Agreement contains customary representations and warranties from both Huntington and TCF, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time and (2) its obligation to call a meeting of its shareholders to approve the Merger and the Merger Agreement, and, subject to certain exceptions, to recommend that its shareholders approve the Merger and the Merger Agreement.  TCF has also agreed to certain non-solicitation obligations related to alternative business combination proposals.

The completion of the Merger is subject to customary conditions, including (1) approval of the Merger and the Charter Amendment by Huntington’s shareholders and approval of the Merger Agreement by TCF’s shareholders, (2) authorization for listing on the Nasdaq Stock Market of the shares of Huntington Common Stock and New Huntington Preferred Stock (or depositary shares in respect thereof) to be issued in the Merger, subject to official notice of issuance, (3) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency, (4) effectiveness of the registration statement on Form S-4 for the Huntington Common Stock and the New Huntington Preferred Stock (or depositary shares in respect thereof) to be issued in the Merger, and (5) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement or making the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement illegal.  Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Huntington and TCF and further provides that a termination fee of $238.8 million will be payable by either Huntington or TCF, as applicable, upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.  In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Huntington or TCF, their respective affiliates or their respective businesses.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Huntington, TCF, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 to be filed by Huntington that will include a joint proxy statement of Huntington and TCF and also constitute a prospectus of Huntington, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that each of Huntington and TCF make with the Securities and Exchange Commission (the “SEC”).

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of December 13, 2020, by and between Huntington Bancshares Incorporated and TCF Financial Corporation.*
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Huntington and TCF, the expected timing of completion of the transaction, and other statements that are not historical facts.  Such statements are subject to numerous assumptions, risks, and uncertainties.  Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements.  Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.  The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements:  changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Huntington and TCF; the outcome of any legal proceedings that may be instituted against Huntington or TCF; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington and TCF do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Huntington and TCF successfully; the dilution caused by Huntington’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Huntington and TCF.  Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2020, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website, http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC, and in TCF’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2020, each of which is on file with the SEC and available on TCF’s investor relations website, ir.tcfbank.com, under the heading “Financial Information” and in other documents TCF files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time.  Neither Huntington nor TCF assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Huntington will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Huntington and TCF and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction.  The proposed transaction involving Huntington and TCF will be submitted to TCF’s shareholders and Huntington’s shareholders for their consideration.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  INVESTORS AND SHAREHOLDERS OF HUNTINGTON AND SHAREHOLDERS OF TCF ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Huntington and TCF, without charge, at the SEC’s website (http://www.sec.gov).  Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, HC0935, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007 or to TCF Investor Relations, TCF Financial Corporation, 333 W. Fort Street, Suite 1800, Detroit, Michigan 48226, (866) 258-1807.

PARTICIPANTS IN THE SOLICITATION

Huntington, TCF, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Huntington and TCF in connection with the proposed transaction under the rules of the SEC.  Information regarding Huntington’s directors and executive officers is available in its definitive proxy statement relating to its 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 12, 2020, and other documents filed by Huntington with the SEC.  Information regarding TCF’s directors and executive officers is available in its definitive proxy statement relating to its 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2020, and other documents filed by TCF with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: December 17, 2020	By:	/s/ Jana J. Litsey
Jana J. Litsey
General Counsel